UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 6, 2014

Surface Coatings, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-145831	20-8611799
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1541 E Interstate 30, Suite 140, Rockwall, Texas 75087
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (214) 212-2307

_________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers, Election of Directors, Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

On October 6, 2014 Charles Smith resigned as an officer and director of Surface Coatings, Inc. The shareholders, by majority consent in lieu of a meeting, appointed Garrett Armes to serve as a Director and as President, Chief Executive Officer, Secretary and Treasurer of Surface Coatings, Inc. Such appointment will continue until the next annual meeting.

Garret Armes. Mr. Armes is a 2008 graduate of the University of North Texas with a Bachelor of Arts in Advertising and a Minor in Marketing. He has served as the Vice President of Nurses Lounge, Inc. since November 18, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 7, 2014

By: /s/ Garrett Armes

            President and Chief Executive Officer

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